Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Daniel Joseph Rice, IV, Chief Executive Officer of Rice Acquisition Corp. (the “Company”), hereby certify, that, to my knowledge:

1. Amendment No. 1 to the Annual Report on Form 10-K (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2021

/s/ Daniel Joseph Rice, IV
Daniel Joseph Rice, IV
Chief Executive Officer
(Principal Executive Officer)